November 2011

Forward Looking Statements
This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in the presentation, are forward-
looking statements. When used in this presentation or in answers given to questions asked today, the words “may,”
“will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and
Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2010 and subsequently filed
Forms 10-Q, in particular information under the headings "Special Caution Regarding Forward-Looking Statements"
and “Risk Factors.” These cautionary statements qualify all of the forward-looking statements. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate.
This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis.
All forward-looking statements speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Almost Family
Overview

Almost Family
Founded in Louisville KY - 1976
Two Home Health Segments:
- Visiting Nurse, Medicare-certified
 Skilled (~82% of Revenue)
- Personal Care, primarily Medicaid-Waiver
 Non-skilled (~18% of Revenue)
Revenue Run Rate of approximately
$370 Million

AFAM - Business Thesis
☑ Compelling demographics and fragmentation present
 long-term opportunity - outweigh short-term
 regulatory pressures
☑ Long history of outstanding revenue and earnings
 growth
☑ Strong geographic cluster focus, cash flows and
 capital structure
☑ Proven ability to grow the platform with a balanced
 approach - organic and acquisitions

>150 Locations in three geographic clusters, spanning 11 states

We Are Senior Advocates®

Almost Family
Northeast Cluster
Southeast Cluster
Midwest Cluster

$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
40% CAGR
2006
2007
2008
2009
2010
Q309
Q310
Q311
Visiting Nurse
Personal Care

We Are Senior Advocates®

Almost Family
($Millions)
$86.6
$209.3
$75.8
Revenue
Track Record of
Strong Performance
- 4 Yr CAGR Revenue 40%
- 4 Yr CAGR EPS 42%
-  Last 4 Yrs:
 - 58% Organic Growth
 - Acquired $156 Million
 in Revenue
$128.8

$296.0
$84.4
$86.2
$335.3

Characteristics of Medicare Population
Source: Kaiser Family Foundation Medicare Primer 2009
45 million beneficiaries
- Limited Resources - 1 out of 2 have income of less than
 $21,000 (near poverty level)
- 1 out of 3 - have 3 or more chronic health conditions
- 1 out of 3 - have cognitive or mental impairment
- 1 out of 3 - are in poor health
- 1 out of 5 - have significant limitations in activities
 of daily living
- 1 out of 8 - is over 85 years old
- 1 out of 20 - lives in a nursing home

12,000
10,000
8,000
6,000
4,000
65+ Population
2010
40.2 mil
2016
48.3 mil
2020
54.8 mil
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

We Are Senior Advocates®

Number of New 65 Year Olds Per Day

1,600
1,400
1,200
1,000
800
600
400
200
0
$1,500
$325
$150
Hospital
Nursing Home
Home Health

We Are Senior Advocates®

The Benefits of Home Health Care
Bending the Cost Curve
- Lower cost per day vs.
 hospital & nursing  homes
- Lower costs to Medicare
 Program
- Prevents mild exacerbations
 from escalating into critical
 situations
Cost per day

Who Receives Home Health Care?
Over 3.5 million Americans
 rely on home health care to stay
 in their homes.
- 80+ year old, sick patients
- Chronic conditions, sickest of the sick
- Want to “Age in Place”, out of
 hospitals & nursing homes
- Want to restore their ability to care
 for themselves

Home Health Evolving as a Broader
Solution

Industry evolving from post-
hospital stay to serve broader
category of patients:
-Still serving hospital discharged
“post-acute” patients - Shorten length
of stay
- Evolving to serve more chronically
ill patients on a “pre-acute” basis to
avoid unnecessary hospitalizations
-Hospital Inpatient stays down 4%
over 5 years

Our Mission - “We Are Senior Advocates”
One Shared Goal - allow
 Seniors to “Age in Place”
 at home at a lower cost to
 Medicare
Advocates on behalf of the
 sick & elderly
Make lives of elderly, acute
 & chronically ill better
Backbone of who we are &
 how we run our business

Local Market Emphasis
Managing Successfully by:
Placing Senior Management
 closer to local markets
Local “Course Knowledge”
hometown business
Growing locally based sales &
marketing staff
Standard local office operating model,
with local office flexibility in
marketing & clinical programs

Regulatory Front

2011 Medicare Changes
Topic	Discussion
Reimbursement Rate Cut	~ 5.2% cut in national payment rate - reduced margins ($11.5M reduction to YTD Q3 2011 revenue)
Physician Face- to-Face Encounter	Agencies must get documentation of encounter 90 days before or 30 days after admit
Therapy Reassessments	Agencies must reassess therapy need at 30 days and visits 13 and 19

2012 Medicare Changes
Topic	Discussion
Reimbursement Rate Cut	• “Market basket update” rate increase of 1.4% • “Case mix creep” adjustment of 3.79% • Effective rate cut of approximately 2.31% nationwide
Other changes	• Reduced payments for high therapy episodes • Removed two hypertension codes • Recalibrated case-mix weights • Shifted a -1.32% case-mix adjustment to 2013
Impact on AFAM reimbursement	• Preliminary analysis indicates 5.0 to 5.5% effective 2012 rate cut for AFAM with Q4 2011 phase-in

PPACA Long-Term Impact
Topic	Impact
Market Basket Updates	Reduces updates by 1% in 2011, 2012 and 2013
Re-basing Rates	Begin 2014, phased in over 4 years with adjustments limited to 3.5% per year
Productivity Adjustment	Begin 2015
Rural Add-on	3% in 4/1/2010 - 2015
Outlier Cap	10% of revenue beginning 2011 (implemented by CMS in 2010)

MedPac 2011 Recommendations
Number	Recommendation
8-1	CMS should improve controls in counties with aberrant utilization, suspend payment if fraud indicated
8-2	Accelerate rebasing to two year phase-in starting 2013, eliminate 2012 market basket update
8-3	Revise HH PPS to remove number of therapy visits as a payment factor
8-4	Establish co-pay for episodes not preceded by an inpatient stay

Financial Highlights

Financial Measures

- AR DSO 46 at September 2011
- Debt $2.4M
- Cash $30M
- $125M Credit Facility

We Are Senior Advocates®

2010 and YTD Q3 11 Highlights
    YE2010 YTD
 - Revenues   +13% -
 - Diluted EPS   +15% -35%
 - MCR Admissions +12% + 7%
 - MCR Episodes +12% + 3%

 Organic Medicare Growth
  YE2010 YTD
- Admissions  +11% +5%
- Episodes  +12% +3%
Cambridge Acquisition
- $6.2M Revenue and $0.06 EPS
 for 2 months in Q3
- Transition proceeding
 according to expectations

Investment Highlights
Annual Revenue run rate over $370 million
Leading Regional Home Health Provider
 - 40% four year revenue CAGR
 - Decentralized operating model
Strong Capital Position
 - $155 million immediately available
 for future growth
Disciplined Approach to acquisitions driven
 by Seasoned Management
Growing Force in consolidating home health care market
 - 10 acquisitions in four years
 - Three geographic clusters: Northeast, Southeast & Midwest

Visit our website at
www.almostfamily.com/investorpresentation.php
for a copy of our investor presentation.

Almost Family
9510 Ormsby Station Rd., Suite 300
Louisville, KY 40223
502-891-1000
www.almostfamily.com

William B. Yarmuth
CEO
wby@almostfamily.com

Steve Guenthner
CFO
steveguenthner@almostfamily.com

We Are SeniorAdvocates®

Contact Information